Abacus FCF Innovation Leaders ETF
Schedule of Investments
April 30, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communications - 19.8%
Airbnb, Inc. - Class A (a)	960	$134,746
AppLovin Corp. - Class A (a)	186	83,021
Expedia Group, Inc.	311	77,243
GoDaddy, Inc. - Class A (a)	801	69,519
Lyft, Inc. - Class A (a)	2,377	33,635
Maplebear, Inc. (a)	1,578	66,828
Match Group, Inc. (b)	1,405	52,575
New York Times Co. - Class A	971	76,738
ROBLOX Corp. - Class A (a)	1,254	69,296
Spotify Technology SA (a)	183	81,719
VeriSign, Inc.	472	126,807
		872,127

Consumer Discretionary - 3.3%
DraftKings, Inc. - Class A (a)	2,751	64,153
Hasbro, Inc.	843	80,793
		144,946

Financials - 2.9%
Fair Isaac Corp. (a)	59	60,475
Toast, Inc. - Class A (a)	2,426	69,190
		129,665

Health Care - 15.7%
AbbVie, Inc.	594	125,524
Arrowhead Pharmaceuticals, Inc. (a)(b)	335	24,616
Bristol-Myers Squibb Co.	2,332	141,296
Corcept Therapeutics, Inc. (a)	627	29,168
Exelixis, Inc. (a)(b)	1,596	70,958
Gilead Sciences, Inc.	665	87,008
Halozyme Therapeutics, Inc. (a)(b)	282	17,952
Illumina, Inc. (a)	727	92,140
Incyte Corp. (a)(b)	736	70,119
Neurocrine Biosciences, Inc. (a)	240	31,601
		690,382

Industrials - 1.9%
Rockwell Automation, Inc.	199	81,373

Technology - 56.3% (c)
Adobe, Inc. (a)	410	100,901
Apple, Inc.	885	240,145
Atlassian Corp. - Class A (a)	872	59,811
Autodesk, Inc. (a)	424	100,488
Bentley Systems, Inc. - Class B (b)	1,754	57,216
Broadcom, Inc.	486	202,871
Cadence Design Systems, Inc. (a)	278	91,626
Cirrus Logic, Inc. (a)	122	19,896
Crowdstrike Holdings, Inc. - Class A (a)	203	90,487
Datadog, Inc. - Class A (a)	641	84,734
Docusign, Inc. (a)	479	22,029
Everpure, Inc. - Class A (a)	1,108	79,167
Fortinet, Inc. (a)	1,062	89,537
HubSpot, Inc. (a)	300	66,528
Intuit, Inc.	172	66,822
Lam Research Corp.	124	31,975
Manhattan Associates, Inc. (a)	361	49,778
Motorola Solutions, Inc.	213	93,513
NetApp, Inc.	971	107,558
Nutanix, Inc. - Class A (a)	1,626	66,487
NVIDIA Corp.	1,393	278,001
Palo Alto Networks, Inc. (a)	612	109,744
Pegasystems, Inc.	1,019	37,244
QUALCOMM, Inc.	780	140,072
Rubrik, Inc. - Class A (a)	363	19,304
ServiceNow, Inc. (a)	701	61,905
Workday, Inc. - Class A (a)	515	63,036
Zscaler, Inc. (a)	396	51,749
		2,482,624
TOTAL COMMON STOCKS (Cost $4,886,558)		4,401,117

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.5%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	286,942	286,942
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $286,942)		286,942

TOTAL INVESTMENTS - 106.4% (Cost $5,173,500)		4,688,059
Money Market Deposit Account - 0.1% (e)		5,315
Liabilities in Excess of Other Assets - (6.5)%		(285,735)
TOTAL NET ASSETS - 100.0%		$4,407,639

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease..

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2026. The fair value of these securities was $278,622.
(c)	To the extent that the Fund invests more heavily in a particular sector of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(d)	The rate shown represents the 7-day annualized yield as of April 30, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2026 was 3.45%.

Summary of Fair Value Disclosure as of April 30, 2026 (Unaudited)

Abacus FCF Innovation Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$4,401,117	$–	$–	$4,401,117
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	286,942
Total Investments	$4,401,117	$–	$–	$4,688,059

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $286,942 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.